CALAMOS INVESTMENT TRUST
Calamos Global Sustainable Equities Fund (the "Fund")

Supplement dated February 17, 2023 to the

CALAMOS® FAMILY OF FUNDS
Summary Prospectus, Prospectus and Statement of Additional Information dated March 1, 2022, as Supplemented

As previously disclosed in the prospectus supplement dated November 2, 2022, the Fund's Board of Trustees approved a proposal to liquidate the Fund at a meeting held on October 31, 2022.

It is expected that the Fund will liquidate on or about March 27, 2023 (the "Liquidation Date"). All dates noted in this announcement are effective as of the close of business on the respective date.

Effective February 21, 2023, the Fund will stop accepting purchases from new investors and existing shareholders, except that existing investors that hold Fund shares through defined contribution retirement plans as of February 17, 2023, may continue to purchase Fund shares through March 20, 2023. If a final distribution is required, it will be paid no later than Wednesday, March 22, 2023. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund's liquidation.

Any contingent deferred sales charge that would be applicable on a redemption of the Fund's shares shall be waived from February 21, 2023, to the Liquidation Date.

Calamos expects to begin to reduce the remaining assets of the Fund to distributable form in cash on or around March 20, 2023, to facilitate the Fund's liquidation. Beginning on that date, the Fund may no longer be invested in accordance with its principal investment strategies. The last date to place redemptions via the NSCC is Friday, March 24, 2023. After the close of business on the Liquidation Date, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

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